SETTLEMENT AGREEMENT

          This Settlement Agreement is entered as of February 28, 1995 among Winners Entertainment, Inc., a Delaware corporation formerly known as Excalibur Holding Corporation ("Winners"), Mountaineer Park, Inc., a West Virginia corporation wholly owned by Winners ("Mountaineer"), and Jackpot Enterprises, Inc., a Nevada corporation ("Jackpot").

          WHEREAS, on or about January 27, 1993 Winners and
     Jackpot executed a letter agreement (the "Letter
     Agreement") relating to certain actions that Winners and Jackpot were to take with respect to the development of Mountaineer Racetrack & Resort, a
     Chester, West Virginia racetrack and resort complex owned by Mountaineer; and

          WHEREAS, on or about January 27, 1993, in connection with the transactions contemplated by the Letter Agreement, Winners delivered to Jackpot a Credit Line Deed of Trust (which was recorded in Hancock County, West Virginia), 30,000 shares of Winners' common stock (the "Existing Shares"), a Guaranty of a Note made and delivered by Mountaineer, and a Registration Rights Agreement with respect to the 30,000 shares of common stock on a piggyback basis, excluding the then current shelf registration; and

          WHEREAS, the Letter Agreement contemplated the simultaneous consummation of various transactions which were not completed; and

          WHEREAS, the Letter Agreement contemplated, subject to certain conditions, the payment of certain liquidated damages in the event the transactions were not completed; and

          WHEREAS, a dispute arose concerning the
     obligations and performance of the parties with respect to the payment of liquidated damages; and

          WHEREAS, on April 12, 1994, Mountaineer commenced Civil Action NO. 94-P-42-W against Jackpot in the Circuit Court of Hancock County, West Virginia to compel release of the Credit Line Deed of Trust and for attorney's fees pursuant to West Virginia Code Chapter 38, Article 12, Section 10; and

          WHEREAS, on May 6, 1994, Jackpot provided the release of the Credit Line Deed of Trust (which has been recorded in Hancock County, West Virginia) in settlement of that action, which has been dismissed with prejudice; and

          WHEREAS, on May 6, 1994, Jackpot commenced Civil
     Action NO. 94-C-819 against Winners in the Circuit
     Court of Kanawha County, West Virginia to enforce its rights under the Letter Agreement; and

          WHEREAS, on or about June 25, 1994, the parties agreed to settle the dispute in the following manner, without admitting any liability whatsoever, but to avoid the cost and uncertainty of litigation, the parties now wish to resolve their differences amicably pursuant to the terms of this Settlement Agreement.

          NOW, THEREFORE, in consideration of the covenants, promises and deliveries described below, the parties hereto agree as follows:

          1.   Termination of Agreements.  The parties
     hereby formally terminate each and every obligation of the Letter Agreement and each of the Registration Rights Agreement, Note and Guaranty, as dated on or about January 27, 1993 (collectively the "Collateral Documents"). It is understood by the parties that the consideration paid to Jackpot shall be allocable to its equity interest in the Letter Agreement. No party in this Settlement Agreement shall have any further rights or obligations under either the Letter Agreement or any of the Collateral Documents, all of which shall be of no further force or effect.

          2. Issuance of Stock; Registration. Winners agrees to issue, or cause to be issued, to Jackpot a number of shares of Winners' common stock that sold by Jackpot, together with the Existing Shares on the effective date of a registration statement filed by Winners, would result in net sale proceeds to Jackpot (including and limited to all normal costs of registration such as legal, accounting and printing fees, but excluding commissions attributable to the sale of any shares held by Jackpot) of $512,500 excluding sale proceeds from the sale of any Late Shares as defined below. Winners agrees promptly to prepare and file a registration statement with the Securities and Exchange Commission and to use its best efforts to cause such registration statement to become and remain effective pursuant to the terms of a Registration Statement Agreement attached hereto as Exhibit A which shall be executed and delivered by Winners and Jackpot on the date hereof. Upon execution of this Settlement Agreement, Winners shall issue, or cause to be issued, to Jackpot 125,000 shares of Winners' common stock (the "Interim Additional Shares"). To the extent the market price of the Existing Shares and the Interim Additional Shares, on the effective date of the registration statement, is less than $512,500, Winners shall issue, or cause to be issued, to Jackpot and include in the registration statement additional shares such that the net sale proceeds to Jackpot, if sold by Jackpot on the effective date of the registration statement, together with the Existing Shares and the Interim Additional Shares is equal to $512,500 (the "Deficiency Shares"). To the extent that market price of the Existing and Interim Additional Shares on the effective date of the registration statement is greater than $512,500, then Winners shall have the option to reacquire from Jackpot at par value the number of shares necessary to reduce Jackpot's net sale proceeds, if such shares were sold by Jackpot on the effective date of the registration statement, to $512,500. Winners may exercise such option by notifying Jackpot in writing and tendering full payment within five (5) business days after the effective date of the registration statement. However, if Winners has not caused a registration statement including the Existing Shares, the Interim Additional Shares, and any Deficiency Shares to become effective on or before April 29, 1995, Winners shall immediately issue or cause to be issued, to Jackpot 12,500 shares of Winners common stock ("Late Shares") and shall immediately issue or cause to be issued Jackpot an additional 12,500 Late Shares at the end of each subsequent sixty (60) day period until such time as a registration statement including the Existing Shares, the Interim Additional Shares, any Deficiency Shares, and any Late Shares becomes effective. In no event, however, shall Winners be required to issue to Jackpot in the aggregate more than 250,000 shares, excluding the Existing Shares, of Winners Common Stock.

          The certificate for the Interim Additional Shares and any Deficiency Shares and any Late Shares shall bear the following legends:

          (1)  THE SALE, TRANSFER, ASSIGNMENT, OR
     HYPOTHECATION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR ANY INTEREST THEREIN OR RIGHT WITH RESPECT THERETO MAY BE MADE ONLY IN ACCORDANCE WITH THE SETTLEMENT AGREEMENT DATED AS OF JUNE 30, 1994 AMONG JACKPOT ENTERPRISES, INC., MOUNTAINEER PARK, INC., AND WINNERS ENTERTAINMENT, INC., AS IT MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE WITH WINNERS ENTERTAINMENT, INC.

          (2)  THE SECURITIES EVIDENCED BY THIS CERTIFICATE
     HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
     1993, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED,
     ASSIGNED, OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE
     REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH
     SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH
     RULE 144 PROMULGATED UNDER SUCH ACT OR WINNERS
     ENTERTAINMENT, INC. RECEIVES AN OPINION OF COUNSEL FOR
     THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY
     TO WINNERS ENTERTAINMENT, INC. THAT SUCH SALE,
     TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM
     THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS
     OF SUCH ACT.

          Jackpot agrees that it shall not transfer or sell the common stock issued by Winners to Jackpot without registration under the Securities Act of 1933 and applicable state securities laws unless exemptions from such registration requirements are available.

          3. Acknowledgement by Jackpot. The original Note made by Mountaineer and the original Guaranty have been delivered to Winners by Jackpot. Jackpot hereby acknowledges that the original Note has been satisfied and the original Guaranty has been released.

          4.   Termination of Litigation.  Upon the
     execution of this Settlement Agreement, Jackpot shall cause the civil action pending in Kanawha County, West
     Virginia to be dismissed with prejudice.

          5.   Mutual Releases.  Except for those
     obligations expressly provided for in this Settlement Agreement and the Registration Statement Agreement, Winners and Mountaineer on the one hand, and Jackpot on the other hand, hereby forever release and discharge the other and each of the other's officers, directors, shareholders, employees, agents, affiliates, attorneys, successors, and assigns of and from any and all claims, rights, duties, obligations, debts, liabilities, damages, injuries, actions, and causes of action of every kind and nature, foreseen, and unforeseen, contingent and actual, liquidated and unliquidated, suspected and unsuspected, disclosed and undisclosed, whether direct or by way of indemnity, contribution, or otherwise, including without limitation all claims which either party has or might have arising from or related to the Letter Agreement or one or more of the Collateral Documents.

          Each of the parties hereby acknowledges that it has been advised and is aware of the provisions of
     Section 1542 of the Civil Code of the State of California, and does hereby expressly waive and relinquish all rights and benefits which it has or may have under said Section 1542, which reads as follows:

               A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him, must have materially affected his settlement with the debtor.

     Each party also waives any similar law or rule.

          6.   Representations and Warranties of Winners.
     Winners hereby represents and warrants to Jackpot that:

               6.1  Organization; Good Standing;
     Qualification. Winners is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business, to execute and deliver this Settlement Agreement and the Registration statement Agreement, to issue and sell the shares of Winners' common stock contemplated hereunder, and to carry out the provisions of this Settlement Agreement and the Registration statement Agreement. Winners is duly qualified to transact business and is in good standing in each jurisdiction in which failure to so qualify would have a material and adverse affect on the business, properties, condition (financial or otherwise) or operations of Winners or on the ability of Winners or its subsidiaries to perform their obligations under this Settlement Agreement and the Registration Statement Agreement.

               6.2  Authorization.  All corporate action on
     the part of Winners, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Settlement Agreement and the Registration Statement Agreement, the performance of all obligations of Winners hereunder and thereunder, the authorization, issuance (or reservation for issuance), sale and delivery of the shares of common stock being issued hereunder, has been taken prior to the date hereof, and each of this Settlement Agreement constitutes a valid and legally binding obligation of Winners, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and any other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

               6.3  Valid Issuance of Common Stock.  The
     Shares of common stock that are being issued hereunder, when delivered in accordance with the terms of this Settlement Agreement, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Settlement Agreement and under applicable state and federal securities laws.

               6.4  Governmental Consents.  No consent,
     approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority is required on the part of Winners in connection with the offer, sale, or issuance of the shares of common stock being issued or issuable pursuant to the terms of this Settlement Agreement.

               6.5  No Violation, Conflict or Default.  The
     execution, delivery and performance by Winners of this Settlement Agreement and the Registration Statement Agreement, and the consummation of the transactions contemplated hereby and thereby, will not result in any violation or default of any provision of Winners' certification of incorporation or bylaws, any statute, law, regulation, order or decree applicable to Winners, or any contract, commitment, agreement, arrangement or restriction of any kind to which Winners is a party or by which Winners is bound.

          7.   Heirs, Successors and Assigns.  This
     Settlement Agreement shall inure to the benefit of, and shall be binding upon, the heirs, successors, and assigns of the parties hereto as well as each party's present and former affiliated corporations, predecessors, parent corporations, subsidiaries, divisions, operating companies, officers, directors, agents, employees, administrators, representatives, shareholders, accountants, and attorneys, individually as well as in the capacity indicated. However, except as expressly provided herein, this Settlement Agreement is not for the benefit of any person not a party hereto or specifically identified as a beneficiary herein, and is not intended to constitute a third party beneficiary contract.

          8. Merger and Integration. This Settlement Agreement, together with the Registration Statement Agreement, constitutes a single, integrated written contract expressing the entire agreement of the parties hereto with respect to the subject matter hereof. No covenants, agreements, representations or warranties of any kind have been made by any party hereto, except as specifically set forth in this Settlement Agreement and the Registration Statement Agreement. All prior claims, discussions and negotiations have been and are merged and integrated into, and are superseded by this Settlement Agreement and the Registration Statement Agreement.

          9.   Governing Law; Forum Selection.  This
     Settlement Agreement shall be construed in accordance with, and governed by, the laws of the State of California. The parties hereto agree that any dispute concerning this Settlement Agreement shall be litigated in the state or federal courts in Los Angeles County, California, and the parties hereto agree to submit to the jurisdiction of such courts.

      /s/ Thomas K. Russell
     Thomas K. Russell
     Secretary, Winners Entertainment, Inc.
     Secretary, Mountaineer Park, Inc.






                         JACKPOT ENTERPRISES, INC.

                              By: /s/ Jeffrey L. Gilbert

                              Name:

                              Title:
                          REGISTRATION STATEMENT AGREEMENT

          REGISTRATION STATEMENT AGREEMENT (the
     "Agreement"), dated as of February 28, 1995 between Winners Entertainment, Inc., a Delaware corporation
     (the "Company"), and Jackpot Enterprises, Inc., a
     Nevada corporation (the "Holder").

          1.   Introduction.  Pursuant to a Settlement
     Agreement (the "Settlement Agreement") dated as of the date hereof between the Company, the Holder and Mountaineer Park, Inc., a West Virginia corporation wholly owned by Winners, the Company has agreed to register Common Stock owned by the Holder on the terms and conditions set forth herein.

          2.   Registration under Securities Act.

               2.1  Registration of securities other than
     registerable shares. Until after the effective date of the registration statement, the Company shall not, after the date hereof, grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject to the prior rights of the holder of registrable shares set forth in, and are not in conflict or inconsistent with the provisions of, this Agreement or the Settlement Agreement.

               2.2  Registration rights.  The Company shall
     after the date hereof, as expeditiously as possible:

                    (i)  prepare and as soon thereafter as
     possible file with the Commission a registration on Form S-1 (or any successor long form registration statement) or Form S-2 or S-3 (or any successor short form registration statement) under the Securities Act, as may be applicable, to effect a registration of the Existing Shares, the Interim Additional Shares, any Deficiency Shares and any Late Shares (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its best efforts to cause such registration statement to become and remain effective; provided that before filing such registration statement or any amendments thereto, the Company will furnish to counsel selected by the Holder copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

                    (ii) prepare and file with the
     Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Holder thereof set forth in such registration statement or the expiration of 120 days after such registration statement becomes effective.

                    (iii)  furnish to the Holder and each
     underwriter, if any, of the securities being sold by the Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Holder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registerable Shares owned by the Holder.

                    (iv)  use its best efforts to register or
     qualify all Registerable Shares under such other securities laws or blue sky laws of the states of California, Illinois, Michigan, Minnesota, Ohio and Nevada, and to keep such registrations or qualifications in effect for so long as such registration statement remains in effect; the Company shall also provide the Holder with a copy of a blue sky memorandum prepared by the Law Firm of Hughes Hubbard & Reed in connection with the filing of the Company's registration statement on Form S-3 with the Securities and Exchange Commission, and copies of the blue sky opinion letters prepared by the Company's previous securities counsel, Freer & Alagia, in connection with earlier proposed registration statements.

                    (v)       use its best efforts to cause all
     Registerable Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder to consummate the disposition of such Registerable Shares;

                    (vi)      in the case of underwritten
     offerings only, furnish to the Holder a signed counterpart of the opinions of counsel for the Company and "comfort" letters from the Company's accountants as such underwriters may reasonably request.

                    (vii)     notify the Holder, at any time
     when a prospectus relating thereto is required to be delivered under the Securities Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as therein effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Holder promptly prepare and furnish to the Holder and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary to that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                    (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders, in the case of an underwritten offering under a registration statement pursuant to this Section, as soon as reasonably practicable following completion of the offering pursuant to such registration statement, an earnings statement covering the period of at least
     12 months, but not more than 18 months, beginning with the first full calendar month after the completion of such underwritten offering pursuant to this Section, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to the Holders at least 5 business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus.

          The Company may require the Holder of Registerable Shares as to which any registration is being effected to furnish the Company such information regarding the Holder and the distribution of such securities as the Company may for time to time reasonably request in writing.

          The Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (vii) of this Section 2.2, the Holder will forthwith discontinue its disposition of Registerable Shares pursuant to the registration statement relating to such Registerable Shares until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this Section 2.2 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Holder's possession of the prospectus relating to such Registerable Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in paragraph (ii) of this Section 2.2 shall be extended by the length of the period from and including the date the Holder of Registerable Shares covered by such registration statement shall have received such notice to the date on which the Holder has received the copies of the supplemented or amended prospectus contemplated by paragraph (vii) of this
     Section 2.2.

               2.3  Underwritten offerings.  The Holder of
     Registerable Shares to be distributed by underwriters in a registration pursuant to this Section shall be parties to the underwriting agreement (including any holdback agreements) between the Company and such underwriters and may require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to the obligations of the Holder of Registerable Shares. The Holder of Registerable Shares shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than such representations, warranties or agreements regarding the Holder, the Holder's Registerable Shares and the Holder's intended method of distribution as are customarily given to the underwriters and any other representation required by law.

               2.4  Preparation; reasonable investigation.
     The Company will give the Holder of Registrable Shares, their underwriters, if any, and up to one designated counsel and one designated accounting firm to represent the interest of Holder, copies of each draft of the registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto. Although Winners will consider any comments or revisions provided by such underwriters or accounting firm, Winners shall retain sole discretion to include or exclude such proposed comments or revisions and under no condition shall Winners be required to delay the filing of any registration statement, prospectus, amendment, supplement or other related document pending such consideration of such comments or revisions.

               2.5  Registration expenses.  The Company
     shall bear all Registration Expenses except fees and expenses of the Holder's designated counsel and designated accounting firm. The Holder's participation in the registration shall not require that it pay a portion of the Registration Expenses and all underwriting discounts and commissions applicable to shares sold by the Holder shall be paid by the Company.

          3.   Definitions.  Terms defined in the Settlement
     Agreement, unless otherwise defined herein, shall have the meanings provided in the Settlement Agreement when used herein. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

               Commission:  The Securities and Exchange
     Commission or any other Federal agency at the time administering the Securities Act.

               Common Stock: The common stock, $0.00001 par value, of the Company.

               Company: As defined in the introductory paragraph of this Agreement.

               Holder:  As defined in the introductory
     paragraph to this Agreement.

               Person: A corporation, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision or a governmental agency.

               Registerable Shares:  (a)  All Existing
     Shares, Interim Additional Shares, Deficiency Shares and Late Shares, (b) any additional shares of Common Stock receivable or received by the Holder upon the payment of stock dividends thereon, and (c) any securities issued or issuable with respect to the Common Stock referred to in the foregoing subdivision by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. Any particular Registerable Shares shall cease to be Registerable Shares when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement.

               Registration Expenses: All expenses incident to the Company's performance of or compliance with
     Section 2, including without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and any fees, commissions, discounts and disbursements of underwriters.

               Securities Act: The Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

               Settlement Agreement:  As defined in Section
     1 of this Agreement.

          4. Rule 144. The Company shall timely file the reports required to be filed by it under the Securities Exchange Act of 1934 (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder.

          5. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holder.

          6. Nominees for Beneficial Owners. In the event that any Registerable Shares are held by a nominee for the beneficial owners thereof, the beneficial owner thereof may, at its election, be treated as the Holder of such Registerable Shares for purposes of any request or other action by the Holder pursuant to this Agreement. If the beneficial owner of any Registerable Shares so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registerable Shares.

          7. Notices. Any notice or other communication required or permitted to be given hereunder shall be deemed to have been given if delivered, or five (5) days after mailing by certified or registered mail, return receipt requested, first class postage prepaid, or one business day after the time dispatched by telecopy; in every case addressed as follows:

          (a)  If to the Company:

               WINNERS ENTERTAINMENT, INC.
               MOUNTAINEER PARK, INC.
               30448 Rancho Viejo Road, Suite 110
               San Juan Capistrano, California  92675
               Attention:  Thomas K. Russell, Secretary
               & General Counsel
                     Telephone:  (714) 222-2220
                     Telecopier: (714) 222-0806

          (b)  If to the Holder:

               JACKPOT ENTERPRISES, INC.
               1110 Palms Airport Drive
               Las Vegas, Nevada  89119
               Attention:  William R. Sherman
                       Vice President & General Counsel
                       Telephone:  (702) 263-5555
                       Telecopier: (702) 263-5500

     or at such address as the party addressed may from time to time designate in writing to the other parties in like manner. Any communication dispatched by telecopy shall be confirmed by letter.

          8.   Miscellaneous.

               (a) No inconsistent agreements. Without the written consent of the Holder of the then outstanding Registerable Shares, the Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holder in this Agreement or otherwise conflicts with the provisions hereof.

               (b)  Assignment.  This Agreement shall be
     binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

               (c)  Descriptive headings.  The descriptive
     headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

               (d)  Governing law.  This Agreement shall be
     construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California without reference to the principles of conflicts of laws.

               (e)  Counterparts.  This Agreement may be
     executed simultaneously in any number of counterparts, and may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

               (f)  Entire agreement.  This Agreement
     together with the Settlement Agreement embodies the entire agreement and understanding between the Company and the Holder and supersedes all prior agreements and understandings related to the subject matter hereof.

               IN WITNESS WHEREOF, the parties have caused this agreement to be executed and delivered as of the date first above written.

                                   JACKPOT ENTERPRISES, INC.



     /s/ Thomas K. Russell         By: /s/ Jeffrey L. Gilbert
     Secretary, Winners            Name:
     Entertainment, Inc.           Title:
     Secretary, Mountaineer
     Park, Inc.